SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      October 13, 2003
                                                          (October 13, 2003)
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                             RITE AID CORPORATION
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              (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-5742                23-1614034
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(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                        17011
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code         (717) 761-2633
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                                     None
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On October 13, 2003, Rite Aid Corporation ("Rite Aid") issued a press release announcing that it has extended its offer to the holders of $150.0 million aggregate principal amount of its 9.25% Senior Notes due 2013 to exchange such notes for a like principal amount of notes which have been registered under the Securities Act of 1933, as amended. The exchange offer, scheduled to expire on October 10, 2003 at 5:00 p.m., New York City time, will now expire at 5:00 p.m., New York city time, on Wednesday, October 15, 2003, unless further extended by Rite Aid. The press release is attached as Exhibit
99.1 hereto and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             99.1     Press Release, dated October 13, 2001




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RITE AID CORPORATION


Dated:  October 13, 2003                By: /s/  Robert B. Sari
                                           -----------------------------
                                           Name:  Robert B. Sari
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

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                                 EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release, dated October 13, 2003